UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 19, 2005

JPMORGAN CHASE & CO.
(Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 Park Avenue, New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On January 19, 2005, JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”) reported 2004 fourth quarter net income of $1.7 billion, or $0.46 per share, compared to net income of $1.9 billion, or $0.89 per share, for the fourth quarter of 2003. A copy of the 2004 fourth quarter earnings release is attached hereto as Exhibit 99.1, and a copy of the earnings release financial supplement is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description of Exhibit

12.1	JPMorgan Chase & Co. Computation of Ratio of Earnings to Fixed Charges

12.2	JPMorgan Chase & Co. Computation of Ratio of Earnings to Fixed Charges and Preferred Stock Dividend Requirements

99.1	JPMorgan Chase & Co. Earnings Release — 2004 Fourth Quarter Results

99.2	JPMorgan Chase & Co. Earnings Release Financial Supplement — Fourth Quarter 2004

The earnings release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer to realize than expected and the risk that excess capital is not generated from the merger as anticipated or not utilized in an accretive manner. Additional factors that could cause JPMorgan Chase’s results to differ materially from those described in the forward-looking statements can be found in the Quarterly Report on Form 10-Q for the quarters ended September 30, 2004, June 30, 2004 and March 31, 2004, and in the 2003 Annual Report on Form 10-K of JPMorgan Chase filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s Internet site (http://www.sec.gov).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)

By: /s/ Joseph L. Sclafani Joseph L. Sclafani

Executive Vice President and Controller [Principal Accounting Officer]

Dated: January 19, 2005

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

12.1	JPMorgan Chase & Co. Computation of Ratio of Earnings to Fixed Charges

12.2	JPMorgan Chase & Co. Computation of Ratio of Earnings to Fixed Charges and Preferred Stock Dividend Requirements

99.1	JPMorgan Chase & Co. Earnings Release — 2004 Fourth Quarter Results

99.2	JPMorgan Chase & Co. Earnings Release Financial Supplement — Fourth Quarter 2004

4